UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2003
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



            0-25680                                 33-0264030
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   (Commission File Number)           (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)




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          (Former name or former address, if changed since last report)




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Item 2.    Acquisition or Disposal of Assets

         On July 2, 2003, pursuant to an Exchange Agreement (the "Agreement"), WaveRider Communications Inc., a Nevada corporation ("WaveRider"), acquired Avendo Wireless Inc. ("Avendo"), an Ontario corporation.

         Under the terms of the Agreement, WaveRider issued 8,749,999 shares of its common stock and warrants to purchase 3,000,000 shares of its common stock in exchange for all of the outstanding shares of common stock, preferred stock and debentures of Avendo. WaveRider has agreed to register for resale these shares of common stock. In addition, WaveRider issued options to purchase 863,000 shares of its common stock under its Employee Stock Option (2000) Plan in exchange for all the outstanding options to purchase shares of common stock of Avendo.

         The acquisition of Avendo provides WaveRider with new wireless technologies and an experienced research and development team to aid in expanding and enhancing WaveRider's non-line-of-sight wireless broadband products. Avendo has developed key technologies that enhance the delivery of NLOS wireless broadband. Its patent-pending multiple input/multiple output smart antenna technologies and associated modulation techniques have the capability to increase the throughput speeds, capacity and range of WaveRider's Last Mile Solution(R) and NCL families of 900 MHz NLOS products, and will be integrated into WaveRider's future product releases. Furthermore, this acquisition strengthens WaveRider's financial position with Avendo providing approximately $1,000,000 of cash and no significant current or long term debt.

         Avendo will be a wholly-owned subsidiary of WaveRider and its financial results will be reported on a consolidated basis with WaveRider's results.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Business Acquired. Financial statements will be filed not later than 60 days after the date that the initial report on Form 8-K must be filed with the SEC.

         (b) Pro Forma Financial Information. Pro Forma financial information will be filed not later than 60 days after the date that the initial report on Form 8-K must be filed with the SEC.

         (c) Exhibits

                  2.1 Exchange Agreement dated June 27, 2003, by and among WaveRider Communications Inc. and Avendo Wireless Inc. and each of the stockholders of Avendo

                  4.1 Form of Series Q common stock purchase warrant dated July 2, 2003



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                                   Signatures:

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 11, 2003

                                     WAVERIDER COMMUNICATIONS INC.

                                     By: /s/ Bruce Sinclair
                                         ---------------------------------------
                                         Bruce Sinclair, Chief Executive Officer


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                                  Exhibit Index

2.1 Exchange Agreement dated June 27, 2003, by and among WaveRider Communications Inc. and Avendo Wireless Inc. and each of the stockholders of Avendo.

4.1      Form of Series Q common stock purchase warrant dated July 2, 2003